UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 11, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
New Qwest Notes
On June 11, 2026, Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”), together with its wholly-owned subsidiary, Qwest Corpora ti
on (“Qwest”), settled the previously announced offers (the “Exchange Offers”) by Qwest to exchange the outstanding notes described below, in each case on the terms set forth in the Registration Statement on Form
S-4
Lumen and Qwest filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 16, 2026 and as amended by the post-effective amendment filed with the Commission on May 20, 2026, including a prospectus and consent solicitation statement forming a part thereof (as amended or supplemented from time to time, the “Prospectus”). In connection with the Exchange Offers, Qwest and Lumen also solicited consents (the “Consent Solicitations”) to amend the indentures governing Old Qwest Notes (as defined below) (as amended and supplemented, the “Old Qwest Indentures”).
Pursuant to the settlement of the Exchange Offers and Consent Solicitations on June 11, 2026, Qwest issued (a) $1,002,320,075 aggregate principal amount of 6.500% Notes due 2051 (the “New 6.500% 2051 Notes”), of which $487,022,150 aggregate principal amount was issued in denominations of $1, and $515,297,925 aggregate principal amount was issued in denominations of $25, and (b) $381,528,000 aggregate principal amount of 6.750% Notes due 2052 (the “New 6.750% 2052 Notes” and, together with the New 6.500% 2051 Notes, the “New Qwest Notes”). The New Qwest Notes are fully and unconditionally guaranteed on an unsecured basis by Lumen.
The New Qwest Notes are issued pursuant to an indenture, dated as of June 11, 2026 (the “New Base Indenture”), between Qwest and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture (the “New Supplemental Indenture”), among Qwest, Lumen, as guarantor, and the Trustee, designating the terms for each of the New Qwest Notes. The offering of the New Qwest Notes was registered pursuant to the Prospectus.
The New 6.500% 2051 Notes will bear interest at a rate of 6.500% per year and mature on September 1, 2051. Qwest will pay interest on the New 6.500% 2051 Notes on March 1, June 1, September 1 and December 1 of each year, commencing on September 1, 2026. The New 6.750% 2052 Notes will bear interest at a rate of 6.750% per year and mature on June 15, 2052. Qwest will pay interest on the New 6.750% 2052 Notes on March 15, June 15, September 15, and December 15 of each year, commencing on September 15, 2026. The New 6.500% 2051 Notes are issued in denominations of (i) $25 and integral multiples of $25 in excess thereof or (ii) $1 and integral multiples of $1 in excess thereof, and are issued under separate global notes (at least one global note for each denomination) having separate CUSIP numbers but otherwise constituting the same series for voting purposes, and issued under the same supplemental indenture. The New 6.500% 2051 Notes in denominations of $25 and integral multiples of $25 in excess thereof, and the New 6.750% 2052 Notes will be listed on the New York Stock Exchange and are expected to begin trading on the NYSE on or promptly following the date hereof under the symbols “CTGG” and “CTHH,” respectively . The New 6.500% 2051 Notes in $1 denominations will not be listed.
The above description of the New Base Indenture and New Supplemental Indenture is a summary only and is subject to, and qualified entirely by, the New Base Indenture and the New Supplemental Indenture, as applicable, which are filed as Exhibits 4.1, and 4.2, respectively, to this Current Report on Form
8-K
and incorporated by reference herein.
Old Qwest Notes Supplemental Indentures
In connection with the Consent Solicitations, Qwest has entered into the eighteenth supplemental indenture (the “Eighteenth Supplemental Indenture”) and the nineteenth (the “Nineteenth Supplemental Indenture”) with U.S. Bank Trust Company, National Association, as trustee, in connection with its 6.5% Notes due 2056 and 6.75% Notes due 2057 (collectively, the “Old Qwest Notes”), respectively, in each case, to elim in
ate substantially all of the restrictive covenants in the Old Qwest Indentures.

The above description of the Eighteenth Supplemental Indenture and the Nineteenth Supplemental Indenture is a summary only and is subject to, and qualified entirely by the Eighteenth Supplemental Indenture and the Nineteenth Supplemental Indenture filed as Exhibits 4.3, and 4.4, respectively, to this Current Report on Form
8-K
and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of June 11, 2026, by and between Qwest Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of June 11, 2026, by and among, Qwest Corporation, Lumen Technologies, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee, designating and outlining the terms and conditions of the 6.500% Notes due 2051 and the 6.750% Notes due 2052.

4.3	Eighteenth Supplemental Indenture, dated as of June 11, 2026, to the indenture dated as of October 15, 1999, by and between US West Communications, Inc. (currently named Qwest Corporation) and Bank One Trust Company, N.A., as trustee, relating to the 6.5% Notes due 2056.

4.4	Nineteenth Supplemental Indenture, dated as of June 11, 2026, to the indenture dated as of October 15, 1999, by and between US West Communications, Inc. (currently named Qwest Corporation) and Bank One Trust Company, N.A., as trustee, relating to the 6.75% Notes due 2057.

4.5	Form of 6.500% Notes due 2051, in denominations of $25 (included in Exhibit 4.2).

4.6	Form of 6.500% Notes due 2051, in denominations of $1 (included in Exhibit 4.2).

4.7	Form of 6.750% Notes due 2052 (included in Exhibit 4.2).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Qwest Corporation have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer

QWEST CORPORATION

By:	/s/ Jennifer Hodges
Jennifer Hodges
Executive Vice President, Chief Legal Officer
Dated: June 11, 2026